EARNINGS (LOSS) PER SHARE (Details) (USD $) In Thousands, except Share data, unless otherwise specified	0 Months Ended	12 Months Ended
	Oct. 09, 2013	Dec. 31, 2013	Dec. 31, 2012
Basic and Diluted
Net income (loss)		$ 903	$ (22)
Weighted average common shares outstanding		2,288,379	2,314,606
Basic and diluted income (loss) per common share (in dollars per share)		$ 0.39	$ (0.01)
Exchange ratio	$ 1.1460
Shares unearned from the 2013 employee stock ownership plan		108,783	0